UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/04/2011

Tesco Corporation
(Exact name of registrant as specified in its charter)

Alberta	76-0419312
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3993 West Sam Houston Parkway North Suite 100 Houston, Texas	77043-1221
(Address of Principal Executive Offices)	(Zip Code)

713-359-7000
(Registrant’s telephone number, including area code)

Commission File Number:  0-28778

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders

Tesco Corporation ("TESCO") held its Annual General and Special Meeting of Shareholders (the “Meeting") on May 4, 2011 in accordance with the Notice of Meeting. Set forth below are the matters acted upon by TESCO's shareholders (the “Shareholders") at the Meeting and the final voting results of each proposal.

Proposal One	Election of Directors.

The Shareholders voted to elect eight (8) Director Nominees to hold office until the next annual general meeting or until their successors have been qualified and duly elected or appointed. The voting results were as follows:

Director Nominee	For	Withheld	Broker Non Votes
Fred J. Dyment	22,697,106	975,523	5,746,547
Gary L. Kott	22,674,249	998,380	5,746,547
R. Vance Milligan Q.C., ICD.D	23,137,001	535,628	5,746,547
Julio M. Quintana	23,576,188	96,441	5,746,547
John T. Reynolds	23,071,829	600,800	5,746,547
Norman W. Robertson	23,169,226	503,403	5,746,547
Michael W. Sutherlin	23,268,566	404,063	5,746,547
Clifton T. Weatherford	23,078,949	593,680	5,746,547

Proposal Two                                Approval of Continuation of Shareholder Rights Plan.

The Shareholders voted to continue the Company's Shareholder Rights Plan for three years until the Annual Meeting in 2014. The voting results were as follows:

For	Against	Abstaining	Broker Non Votes
22,000,374	1,660,375	11,880	5,746,547

Proposal Three                                Ratification of the Appointment of the Independent Auditors.

The Shareholders voted to appoint PricewaterhouseCoopers LLP, as TESCO's independent registered public accounting firm to hold office until the close of the next annual general meeting. The voting results were as follows:

For	Withheld	Broker Non Votes
29,343,570	75,606	0

-  -

Proposal Four                                Advisory Vote on the 2010 Compensation of Named Executive Officers

On the Advisory Vote for the 2010 Compensation of the Company's Named Executive Officers (the "2010 Executive Compensation"), the Shareholders approved the 2010 Executive Compensation. The voting results were as follows:

For	Against	Abstaining	Broker Non Votes
16,927,222	6,629,851	115,556	5,746,547

Proposal Five                                Advisory Vote on Frequency of the Advisory Vote on Compensation of Named Executive Officers.

On the Advisory Vote for the Frequency of the Advisory Vote on the Compensation of TESCO's Named Executive Officers (the "Frequency Vote"), the Shareholders voted for a Frequency Vote on an Annual Basis. The voting results were as follows:

Three Years	Two Years	One Year	Abstaining	Broker Non Votes
5,306,156	24,564	18,241,822	100,087	5,746,547

TESCO will include a future shareholder advisory vote on the compensation of its Named Executive Officers in its proxy materials annually, consistent with the frequency selected by a majority of TESCO’s shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TESCO CORPORATION

Date: May 10, 2011	By:	/s/ Dean Ferris
Dean Ferris, Senior Vice President General Counsel and Corporate Secretary